UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2012

ORYON TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34212	26-2626737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4251 Kellway Circle Addison, Texas 75001
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (214) 267-1321

Oryon Holdings, Inc.
340 Basa Compound, Zapate
Las Pinas City, Metro Manila
Philippines
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁭      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

⁭      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

In connection with Oryon Holdings, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority, effective May 3, 2012, the Company amended its Articles of Incorporation to change its name from “Oryon Holdings, Inc.” to “Oryon Technologies, Inc.” (the “Name Change”).  The Company’s stock symbol will not change as a result of the Name Change - it will remain “ORYN.”

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
3.1	Text of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oryon Technologies, Inc.

Date: May 4, 2012	By:	/s/Thomas P. Schaeffer
Name: Thomas P. Schaeffer
Title: Chief Executive Officer